SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Mar. 31, 2024	Dec. 31, 2023	Mar. 31, 2023
Income Tax Disclosure [Abstract]
Charitable donation	$ 80	$ 21,200	$ 21,200
Stock-based compensation	5,300	1,208,857	874,500
Net operating loss carryforwards	122,214	430,649	197,621
Total gross deferred tax assets	127,594	1,660,706	1,093,321
Valuation allowance	(127,594)	(1,660,706)	(1,093,321)
Net deferred tax assets
Net deferred tax asset/(liability)